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                                                                EXHIBIT 10.55(d)

    AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

                AMENDMENT NO. 4 (this "Amendment"), dated as of May 5, 2005, by and among IXIS Real Estate Capital Inc., a New York corporation, having an address at 9 West 57th Street, 36th Floor, New York, New York 10019 ("Buyer"), New Century Mortgage Corporation, a California corporation, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 ("NCMC"), NC Residual II Corporation, a Delaware corporation, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 ("NCRC"), NC Capital Corporation, a California corporation, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 ("NCCC") and New Century Credit Corporation, a California corporation, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 ("New Century", and together with NCMC, NCCC and NCRC, "Seller") to the Third Amended and Restated Master Repurchase Agreement, dated as of September 10, 2004, as amended by that certain Amendment and Joinder to Third Amended and Restated Master Repurchase Agreement, dated as of September 29, 2004, as amended by Amendment No. 2 to Third Amended and Restated Master Repurchase Agreement, dated as of January 10, 2005, as amended by Amendment No. 3 to Third Amended and Restated Master Repurchase Agreement, dated as of March 7, 2005, each by and between Seller and Buyer, (the "Existing Repurchase Agreement" and as amended by this Amendment No. 4, as may be amended from time to time, the "Repurchase Agreement"). Unless otherwise defined herein, terms defined in the Repurchase Agreement are used herein as therein defined.

                                    RECITALS


                WHEREAS, Seller and Buyer are parties to the Existing Repurchase Agreement and the Seller has requested the Buyer to agree to amend certain provisions of the Existing Repurchase Agreement as set forth in this Amendment. The Buyer hereto is willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.


                NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller and the Buyer hereby agree as follows:

                Section 1. Amendments.

               (a) Section 2 is hereby amended by adding the following definition therein in the appropriate alphabetical order:

                        ""40/30 Mortgage Loan" shall mean a Mortgage Loan with a balloon payment feature that requires principal and interest payments sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than 40 years from commencement of amortization. Buyer reserves the right to impose a sub-limit with respect to


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40/30 Mortgage Loans hereunder upon five (5) days written notice from Buyer to
Seller; provided any 40/30 Mortgage Loans previously purchased hereunder at the time of the creation of any 40/30 Mortgage Loan sub-limit shall not be subject to such sub-limit but any additional 40/30 Mortgage Loans to be purchased thereafter in excess of any such sub-limit shall be deemed to have an Asset Value of zero until such time that there is no longer a violation of such sub-limit hereunder."

                (b) Section 2 is hereby amended by deleting the words "and/or" prior to clause (ix) in the definition of "Class" and adding the following words after clause (ix):

                        "and/or (x) a 40/30 Mortgage Loan."

                (c) Section 2 is hereby amended by deleting the definition of "Condominium and PUD Sub-Limit" in its entirety and replacing it with the following:

                        ""Condominium and PUD Sub-Limit" shall mean an amount not to exceed $105,000,000; provided Buyer shall have the right, upon written notice to Seller, from time to time, to reduce the Condominium and PUD Sub-Limit to an amount not less than 15% of the then outstanding Purchase Price of the Transactions."

                (d) Schedule 1, clause (20) is hereby amended by adding the following words in the second to last sentence after the words "30 years":

                        "(other than with respect to 40/30 Mortgage Loans)"

                Section 2. Effectiveness of the Amendment. The Amendment shall become effective upon receipt by the Buyer of evidence satisfactory to the Buyer that this Amendment has been executed and delivered by the Seller.

                Section 3. Ratification of Agreement. As amended by this Amendment, the Repurchase Agreement is in all respects ratified and confirmed and the Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

                Section 4. Representations and Warranties. To induce the Buyer to enter into this Amendment, the Seller hereby represents and warrants to the Buyer that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Repurchase Agreement and the other Repurchase Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

                Section 5. No Other Amendments. Except as expressly amended hereby, the Repurchase Agreement and the other Repurchase Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.


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                Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                Section 7. Expenses. The Seller agrees to pay and reimburse the Buyer for all of the out-of-pocket costs and expenses incurred by the Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of its attorneys.

                Section 8. GOVERNING LAW.

                THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.


                            [SIGNATURE PAGE FOLLOWS]


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                IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective officers as of the day and year first above written.


                                        IXIS REAL ESTATE CAPITAL INC.


                                        By: /s/ Anthony Malanga
                                            ------------------------------------
                                            Name: Anthony Malanga
                                            Title: Managing Director

                                        By: /s/ William Branagh
                                            ------------------------------------
                                            Name: William Branagh
                                            Title: Managing Director

                                        NEW CENTURY MORTGAGE CORPORATION


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name: Kevin Cloyd
                                            Title: Executive Vice President

                                        NC CAPITAL CORPORATION


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name: Kevin Cloyd
                                            Title: President

                                        NC RESIDUAL II CORPORATION


                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name: Kevin Cloyd
                                            Title: Executive Vice President

                                        NEW CENTURY CREDIT CORPORATION



                                        By: /s/ Kevin Cloyd
                                            ------------------------------------
                                            Name: Kevin Cloyd
                                            Title: Executive Vice President